Exhibit 99.2


                IEC ELECTRONICS CORP - CONSOLIDATED BALANCE SHEET
                          APR 1, 2005 AND SEP 30, 2004

                                               APR 1, 2005         SEP 30, 2004
ASSETS

CURRENT ASSETS
  Cash                                            570,890                    0
  Accounts Receivable                           2,143,706            3,710,097
  Inventories                                   1,058,755            1,882,482
  Deferred Income Taxes                           250,000              250,000
  Other Current Assets                            285,481              337,425
                                              -----------          -----------
    Total Current Assets                        4,308,832            6,180,004
                                              -----------          -----------

  PROPERTY, PLANT & EQUIPMENT                   1,757,790            2,235,765
  PREPAID DEBT ACQUISITION                        114,078              114,553
                                              -----------          -----------
                                                6,180,700            8,530,322
                                              ===========          ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Current Portion of Long Term Liabilites         322,420            1,905,018
  Accounts Payable                              1,234,833            2,253,486
  Accrued Payroll and Related Taxes               430,144              548,444
  Other Accrued Expenses                          618,967              747,343
                                              -----------          -----------
    Total Current Liabilities                   2,606,364            5,454,291
                                              -----------          -----------

LONG TERM VENDOR PAYABLE                          104,517              227,175
LONG TERM DEBT - TERM                             683,004              233,374
                                              -----------          -----------
LONG TERM DEBT - TOTAL                            787,521              460,549

SHAREHOLDER'S EQUITY
  Common stock, par value $.01 per share
   Authorized - 50,000,000 shares
   Outstanding - 8,258,715 shares                  71,129               70,695
  Additional Paid-in Capital                   38,521,641           38,506,361
  Retained Earnings                           (35,714,525)         (35,870,144)
  Cumulative Translation Adj                      (91,430)             (91,430)
                                              -----------          -----------
    Total Shareholders' Equity                  2,786,815            2,615,482
                                              -----------          -----------

                                                6,180,700            8,530,322
                                              ===========          ===========

            IEC ELECTRONICS CORP - CONSOLIDATED STATEMENT OF INCOME
                   FOR QUARTERS APR 1, 2005 AND MAR 26, 2004

                                                  ACTUAL             PRIOR              ACTUAL             PRIOR
                                                  QUARTER            QUARTER             YTD                YTD
                                                APR 1, 2005       MAR 26, 2004        APR 1, 2005       MAR 26, 2004
Sales                                             4,682,155          7,297,620         10,905,519         13,816,277
Cost of Sales                                     4,019,121          6,564,660          9,492,717         12,513,010
                                                  ---------          ---------         ----------         ----------
Gross Profit                                        663,034            732,960          1,412,802          1,303,267

Less: Operating Expenses
  Selling & G&A                                     587,201            592,528          1,216,140          1,171,662
  Restructuring                                      41,442                  0             54,735                  0
                                                  ---------          ---------         ----------         ----------
Total Operating Expenses                            628,643            592,528          1,270,875          1,171,662
                                                  ---------          ---------         ----------         ----------

Operating Profit                                     34,391            140,432            141,927            131,605


Interest and Financing Expense                     (102,303)           (94,741)          (199,701)          (185,080)
Profit (Loss) on Sale of Assets                     113,866             76,935            185,166            292,162
Other Income (Expense)                               (1,000)             1,000                  0              17,000
                                                  ---------          ---------         ----------         ----------
Net Income before Income Taxes                       44,954            123,626            127,392            255,687

  Provision for Income Tax                                0                  0                  0                  0
                                                  ---------          ---------         ----------         ----------

Income from Discontinued Operations                  28,227                  0             28,227                  0
                                                  ---------          ---------         ----------         ----------
Net Income                                           73,181            123,626            155,619            255,687
                                                  =========          =========         ==========         ==========